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                                                                Exhibit 10(xxvi)




                                AMENDMENT NO. 3
                                     TO THE
                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                         PROFIT SHARING RETIREMENT PLAN



                 Hamilton Beach/Proctor-Silex, Inc. hereby adopts this Amendment No. 3 to The Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (the "Plan"). The purpose of this Amendment is (a) to merge the Plan and the NACCO Materials Handling Group, Inc. Cash Balance Plan for Berea Shop Employees, the NACCO Materials Handling Group, Inc. Cash Balance Plan for Sulligent Shop Employees, and the NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees into the North American Coal Corporation Salaried Employees Pension Plan effective December 31, 1994. After the merger, the merged plan shall be known as the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries (the "Combined Plan"). The provisions of this Amendment shall be effective December 31, 1994, except as otherwise specified herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1
                                   ---------

                 The Preamble to the Plan is hereby amended by adding the following new provision at the end thereof:

                          "Effective December 31, 1994, the Plan, along with
                 the NACCO Materials Handling Group, Inc. Cash Balance Plan for Berea Shop





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                 Employees, the NACCO Materials Handling Group, Inc. Cash
                 Balance Plan for Sulligent Shop Employees and the NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees, were merged into The North American Coal Corporation Salaried Employees Pension Plan and the name of such merged Plan was changed to the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries."



                                   Section 2
                                   ---------

                 The Plan is hereby amended in its entirety by adding the words "Part II of" prior to the words "the Plan" wherever such words may appear throughout the Plan. In addition, all references to Sections of the Plan throughout the Plan are hereby amended to refer to Sections of Part II of the Plan.


                                   Section 3
                                   ---------

                 The first sentence of Article I is hereby amended by adding the words "for construction of the provisions of Part II of the Plan" after the words "meanings given below."


                                   Section 4
                                   ---------

                 A new Section 1.46A is hereby added to the Plan immediately following Section 1.46, to read as follows:

                          "1.46A PART II OF THE PLAN:  The portion of the
                 Combined Plan that consists of The Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan."





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                                   Section 5
                                   ---------

                 Section 1.50 of the Plan is hereby deleted in its entirety and the following substituted therefor:

                          "The pension plan known as the Combined Defined
                 Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries, as the same may be amended or restated from time to time."


                                   Section 6
                                   ---------

                 Sections 15.1, 15.2 and 16.1(a) of the Plan, as amended by Amendment No. 1 thereof (which incorrectly referred to Section 15.3 instead of 16.1(a)), are each hereby further amended by adding the phrase "its Board of Directors or" after the phrase "by action of" each time it appears therein. In addition, Sections 15.2 and 16.1(a) of the Plan are each hereby amended by adding the words "an officer of" after the words "executed by".


                 Executed this 31st day of December, 1994.


                                        HAMILTON BEACH/PROCTOR-SILEX, INC.



                                        By: Charles A. Bittenbender
                                            -----------------------
                                        Title: Assistant Secretary
                                               --------------------






NYMAIN Doc: 92294.1
VOL402CL Doc. 137969.1